UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): October 3, 2006
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)

          Nevada                     0-13084                          13-3178732
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      (State or Other        (Commission File Number)              (IRS Employer
       Jurisdiction                                          Identification No.)
     of Incorporation)


         2200 Highway 121, Suite 100, Bedford, Texas                       76021
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          (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: 800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

      Warrantech Corporation, a Nevada corporation (the "Company"), agreed on October 3, 2006 with WT Acquisition Holdings, LLC, a Delaware limited liability company ("Parent"), and WT Acquisition Corp., a Nevada corporation and direct wholly-owned subsidiary of Parent ("Merger Sub"), to reschedule the special meeting of shareholders to approve (i) the Agreement and Plan of Merger, dated as of June 7, 2006, by and among the Company, Parent and Merger Sub and (ii) the related merger of the Company with Merger Sub (the "Merger") from October 3, 2006 to mid-November 2006 to allow Parent more time to conclude its financing arrangements for the Merger.

ADDITIONAL INFORMATION REGARDING THE MERGER AND SAFE HARBOR

      The Company intends to file with the U.S. Securities and Exchange Commission (the "SEC") an amended definitive proxy statement in connection with the Merger Agreement and the transactions contemplated thereby. The proxy statement will be mailed to the Company's stockholders. Investors and stockholders are advised to read the proxy statement when it becomes available and before making any voting or investment decisions with respect to the Merger as such proxy statement will contain important information regarding the Merger. The proxy statement (when it becomes available), and any other documents filed by the Company, Parent or Merger Sub with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, the proxy statement (when it becomes available) and related materials may also be obtained free of charge from the Company by directing a request to the Corporate Secretary, Warrantech Corporation, 220 Highway 121, Suite 100, Bedford, TX 76021. The Company and its directors, executive officers, certain members of management and employees may be soliciting proxies from stockholders of the Company in favor of the proposed Merger. Information concerning the participants in the proxy solicitation will be set forth in the proxy statement when it is filed with the SEC.

            This Form 8-K and its attachments contains forward-looking statements that involve risks and uncertainties concerning the Merger and the Company's plans. Actual events or results may differ materially from those described in this Form 8-K due to a number of risks and uncertainties including, but not limited to, the possibility that the Merger will not be approved or that it may be delayed. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

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

Item 9.01     Financial Statements and Exhibits.

C)    Exhibits.

         None


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WARRANTECH CORPORATION
                                          ----------------------
                                              (Registrant)

Date:  October 3, 2006                    By: /s/ JOEL SAN ANTONIO
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                                              Joel San Antonio
                                              Chairman of the Board and
                                              Chief Executive Officer


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